Exhibit 99.4

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of August 12, 2015, is entered into by and among Ecolab Inc., a Delaware corporation (“Buyer”), and each of the stockholders of Seller (as defined herein) set forth on the signature pages hereto (each, a “Stockholder,” and collectively, the “Stockholders”).  Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreement, dated as of the date of this Agreement (the “Purchase Agreement”), by and between Buyer and Swisher Hygiene Inc., a Delaware corporation (“Seller”).

RECITALS

WHEREAS, as of the date hereof, each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.001 per share (“Common Stock”), of Seller set forth opposite such Stockholder’s name on Schedule A (all such beneficially owned shares of Common Stock which are outstanding as of the date hereof and which may hereafter be acquired pursuant to acquisition by purchase, stock dividend, distribution, stock split, split-up, combination, merger, consolidation, reorganization, recapitalization, combination or similar transaction, being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Buyer and Seller are entering into the Purchase Agreement, a copy of which has been made available to each Stockholder, which provides for, among other things, the sale of the Purchased Assets by Seller to Buyer (the “Sale”), upon the terms and subject to the conditions set forth therein; and

WHEREAS, as a condition to Buyer’s willingness to enter into the Purchase Agreement, Buyer has requested that each Stockholder enter into this Agreement, and in order to induce Buyer to enter into the Purchase Agreement, each Stockholder has agreed to do so.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENTS OF EACH STOCKHOLDER

1.1 Voting of Subject Shares.  Each Stockholder irrevocably and unconditionally agrees that such Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of shares of Common Stock, however called (each, a “Seller Stockholder Meeting”):

(a) be present, in person or represented by proxy, or otherwise cause such Stockholder’s Subject Shares to be counted for purposes of determining the presence of a quorum at such meeting (to the fullest extent that such Subject Shares may be counted for quorum purposes under applicable Law); and

(b) vote (or cause to be voted) with respect to all such Stockholder’s Subject Shares to the fullest extent that such Subject Shares are entitled to be voted at the time of any vote:

(i) in favor of (1) adopting the Purchase Agreement, (2) without limitation of the preceding clause (1), the approval of any proposal to adjourn or postpone the Seller Stockholder Meeting to a later date if there are not sufficient votes for adoption of the Purchase Agreement on the date on which the Seller Stockholder Meeting is held and (3) any other matter necessary for consummation of the transactions contemplated by the Purchase Agreement, which is considered at any such Seller Stockholder Meeting; and

(ii) against (1) any action (including any amendment to Seller’s certificate of incorporation or bylaws, as in effect on the date hereof), agreement or transaction that would reasonably be expected to frustrate the purposes of, impede, hinder, interfere with, nullify, prevent, delay or adversely affect, in each case in any material respect, the consummation of the transactions contemplated by the Purchase Agreement, (2) any Takeover Proposal and any action in furtherance of any Takeover Proposal, (3) any merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend, dissolution, liquidation or winding up of or by Seller, or any other extraordinary transaction involving Seller (other than the Sale), (4) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach, in any material respect, of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement and (5) any other action, proposal, transaction or agreement that would reasonably be expected to result in the failure of any condition to the Sale to be satisfied; and

(c) for so long as this Agreement remains in effect, not to deliver (or cause to be delivered) a written consent in favor of the matters set forth in clauses (1) through (5) of Section 1.1(b)(ii) above.

1.2 No Proxies for or Liens on Subject Shares.

(a) Except as provided hereunder, during the term of this Agreement, each Stockholder shall not (nor permit any Person under such Stockholder’s control to), directly or indirectly, (i) grant any proxies, powers of attorney, rights of first offer or refusal, or enter into any voting trust or voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares, (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate or otherwise dispose of (including by gift) any of such Stockholder’s Subject Shares (or any right, title or interest thereto or therein) or reduce the record or beneficial ownership of, interest in or risk relating to any of its Subject Shares (each, a

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“Transfer”) or (iii) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses of this Section 1.2(a).  No Stockholder shall, and shall not permit any Person under such Stockholder’s control or any of such Stockholder’s or such Person’s respective representatives to, seek or solicit any such Transfer or any such agreement.  Any Transfer in violation of this Section 1.2(a) shall be void ab initio.  Without limiting the foregoing, each Stockholder shall not take any other action that would reasonably be expected to restrict, limit or interfere in any material respect with the performance of such Stockholder’s obligations hereunder or the transactions contemplated by the Purchase Agreement.  Notwithstanding the foregoing, each Stockholder may Transfer its Subject Shares (i) to any of its controlled Affiliates or (ii) for bona fide estate planning purposes, provided that, in each case, such transferee agrees in writing to be bound by this Agreement to the same extent as such Stockholder.

(b) Each Stockholder hereby authorizes Buyer to direct Seller to impose stop orders to prevent the Transfer of any Subject Shares on the books of Seller in violation of this Agreement.

1.3 Required Disclosure.  Buyer shall not disclose (in a disclosure document or otherwise) a Stockholder’s identity or Subject Shares held by such Stockholder or the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement, in each case, unless Buyer reasonably determines such disclosure is required by applicable Law; provided that, Buyer shall provide such Stockholder with prompt written notice of such requirement and shall reasonably cooperate with such Stockholder to resist or narrow the scope of such requirement or legal process.  If any event, Buyer shall disclose such information only to the extent legally required.

1.4 Irrevocable Proxy.  Each Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that such Stockholder has heretofore granted with respect to such Stockholder’s Subject Shares.  Each Stockholder hereby irrevocably appoints Buyer, and any individual designated in writing by Buyer, as attorney-in-fact (with full power of substitution) and proxy for and on behalf of such Stockholder, for and in the name, place and stead of such Stockholder, to: (a) attend any and all Seller Stockholder Meetings, (b) vote, express consent or dissent or issue instructions to the record holder to vote such Stockholder’s Subject Shares in accordance with the provisions of Section 1.1 at any and all Seller Stockholder Meetings or in connection with any action sought to be taken by written consent of the stockholders of Seller without a meeting and (c) grant or withhold, or issue instructions to the record holder to grant or withhold, consistent with the provisions of Section 1.1, all written consents with respect to the Subject Shares at any and all Seller Stockholder Meetings or in connection with any action sought to be taken by written consent without a meeting.  Buyer agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement.  The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of such Stockholder, as applicable) until the termination of the Purchase Agreement and shall not be terminated by operation of Law or upon the occurrence of any other event other than the termination of this Agreement pursuant to Section 4.2.  Each Stockholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the secretary of Seller.  Each

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Stockholder hereby affirms that the proxy set forth in this Section 1.4 is given in connection with and granted in consideration of and as an inducement to Buyer to enter into the Purchase Agreement and that such proxy is given to secure the obligations of the Stockholder under Section 1.1.

1.5 Notices of Certain Events.  Each Stockholder shall notify Buyer of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of such Stockholder set forth in Article II.

1.6 Further Assurances.  Each Stockholder agrees to execute and deliver, or cause to be executed and delivered, all further documents and instruments as Buyer shall reasonably request and use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

Each Stockholder hereby represents and warrants to Buyer as follows:

2.1 Organization.  Each Stockholder (unless such Stockholder is a natural person) is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization.

2.2 Authorization.  Each Stockholder has full power, authority and legal capacity and has taken all action necessary in order to execute, deliver and perform its obligations under this Agreement.  The execution, delivery and performance by each Stockholder of this Agreement and the consummation by each Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Stockholder.

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2.3 Due Execution and Delivery; Binding Agreement.  This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at Law).  If such Stockholder is married and any of the Subject Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, binding and enforceable, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, such Stockholder’s spouse, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

2.4 No Violation.

(a) The execution and delivery of this Agreement by the Stockholders does not, and the performance by each Stockholder of such Stockholder’s obligations hereunder will not, (i) if such Stockholder is not an individual, contravene, conflict with, or result in any violation or breach of any provision of its organizational documents, (ii) assuming compliance with Section 2.4(b), contravene, conflict with or result in a violation nor breach of any provision of applicable Law or Action of any Governmental Entity with competent jurisdiction or (iii) constitute a default, or an event that, with or without notice or lapse of time or both, could become a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit which such Stockholder is entitled under any provision of any Contract binding upon such Stockholder.

(b) No consent, approval, order, authorization or permit of, or registration, declaration or filing with or notification to, any Governmental Entity or any other Person is required by or with respect to any Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the performance by such Stockholder of his, her or its obligations hereunder.

2.5 Ownership of Subject Shares.  As of the date hereof, each Stockholder is, and (except with respect to any Subject Shares Transferred in accordance with Section 1.2 hereof) at all times during the term of this Agreement will be, the beneficial owner of such Stockholder’s Subject Shares.  Other than as provided in this Agreement, each Stockholder has, and (except with respect to any Subject Shares Transferred in accordance with Section 1.2 hereof) at all times during the term of this Agreement will have, with respect to such Stockholder’s Subject Shares, the sole power, directly or indirectly, to vote such Subject Shares or issue instructions pertaining to such Subject Shares with respect to the matters set forth in this Agreement, in each case with no limitations, qualifications or restrictions on such rights, and, as such, has, and (except with respect to any Subject Shares Transferred in accordance with Section 1.2 hereof) at all times during the term of this Agreement will have, the complete and exclusive power to, directly or indirectly (a) issue (or cause the issuance of) instructions with respect to the matters set forth in Section 1.4 hereof  and (b) agree to all matters set forth in this Agreement.  Except to the extent

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of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares are the only shares of Common Stock beneficially owned by a Stockholder as of the date of this Agreement.  Except as set forth on Schedule A, other than the Subject Shares, no Stockholder owns any shares of Common Stock or any options to purchase or rights to subscribe for or otherwise acquire any securities of Seller and has no interest in or voting rights with respect to any Securities of Seller.  There are no agreements or arrangements of any kind, contingent or otherwise, to which any Stockholder is a party obligating a Stockholder to Transfer or cause to be Transferred, any of a Stockholder’s Subject Shares.  No Person has any contractual or other right or obligation to purchase or otherwise acquire any Stockholder’s Subject Shares.

2.6 No Other Proxies.  No Stockholder’s Subject Shares are subject to any voting trust or other agreement or arrangement with respect to the voting of such shares of Common Stock, except as provided hereunder.

2.7 Absence of Litigation.  As of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of any Stockholder, threatened against, or otherwise affecting, any Stockholder or any of his, her or its properties or assets (including such Stockholder’s Subject Shares) that could reasonably be expected to impair in any material respect the ability of a Stockholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

2.8 Opportunity to Review; Reliance.  Each Stockholder has had the opportunity to review the Purchase Agreement and this Agreement with counsel of his, her or its own choosing.  Each Stockholder understands and acknowledges that Buyer is entering into the Purchase Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to the Stockholders as follows:

3.1 Organization.  Buyer is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

3.2 Authorization.  Buyer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Buyer.

3.3 Due Execution and Delivery; Binding Agreement.  This Agreement has been duly executed and delivered by Buyer and constitutes a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

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ARTICLE IV

MISCELLANEOUS

4.1 Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile  transmission) and shall be given, (i) if to Buyer, in accordance with the provisions of the Purchase Agreement and (ii) if to a Stockholder, to such Stockholder’s address or facsimile number set forth on the signature pages hereto, or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to each other party hereto.  For the avoidance of doubt, electronic mail transmission shall be for the convenience of the parties only and shall not constitute notice hereunder.

4.2 Termination.  This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (i) termination of the Purchase Agreement and (ii) the Closing.  Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 4.2 shall relieve any party for liability arising from fraud or a deliberate or willful breach of this Agreement and (y) the provisions of this Article IV shall survive any such termination of this Agreement.

4.3 Amendments and Waivers.  Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.4 Expenses.  Except as otherwise provided herein or in the Purchase Agreement, whether or not the Closing takes place, all costs and expenses incurred in connection with this Agreement, the Sale and the other transactions contemplated hereby shall be paid by the party incurring such expense.

4.5 Binding Effect; Assignment.  Neither this Agreement nor any of the rights and obligations hereunder may be assigned or transferred by any party hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto.  Any attempted assignment in violation of this Section 4.5 shall be void.  Subject to the two preceding sentences, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.  Notwithstanding the foregoing, Buyer may (x) assign all or any portion of its rights under this Agreement, or delegate all or any portion of its obligations under this Agreement, to any of its Affiliates without the consent of any Stockholder and (y) may grant a security interest and/or collateral assignment to its lenders of its rights and benefits arising under this Agreement; provided that no such assignment or delegation or grant of a security interest will release Buyer from any of its obligations hereunder.

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4.6 Governing Law and Jurisdiction.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  In addition, each of the parties hereto (a) submits to the exclusive personal jurisdiction of the state courts located in Wilmington, Delaware or the federal courts located in Wilmington, Delaware, in the event that any dispute (whether in contract, tort or otherwise) arises out of this Agreement or the Sale or the other transactions contemplated by the Purchase Agreement; (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agrees that it will not bring any proceeding relating to this Agreement or the Sale or the other transactions contemplated by the Purchase Agreement in any court other than the state courts located in Wilmington, Delaware or the federal courts located in Wilmington, Delaware; and (d) agrees that it will not seek to assert by way of motion, as a defense or otherwise, that any such proceeding (i) is brought in an inconvenient forum, (ii) should be transferred or removed to any court other than one of the above-named courts, (iii) should be stayed by reason of the pendency of some other proceeding in any court other than one of the above-named courts, or (iv) that this Agreement or the subject matter hereof may not be enforced in or by the above-named courts.  Each party hereto agrees that service of process upon such party in any such proceeding shall be effective if notice is given in accordance with Section 4.1.  Notwithstanding the foregoing in this Section 4.6, a party may commence any action in any court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts relating to any dispute (whether in contract, tort or otherwise) arising out of this Agreement or the Sale or the other transactions contemplated hereby.

4.7 Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST ANY OTHER PARTY ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION WITH THE PURCHASE AGREEMENT OR THE ADMINISTRATION THEREOF OR THE SALE OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREIN OR IN THE PURCHASE AGREEMENT.  NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED INSTRUMENTS.  NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 4.7.  NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 4.7. WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

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4.8 Counterparts.  This Agreement may be executed in two (2) or more counterparts, all of which shall be considered an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one (1) or more such counterparts have been signed by each party and delivered (by facsimile, e-mail, or otherwise) to each other party.  Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signatures.  This Agreement has been executed in the English language.  If this Agreement is translated into another language, the English language text shall in any event prevail.

4.9 Entire Agreement; Third Party Beneficiaries.  This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  This Agreement is not intended to confer in or on behalf of any person not a party to this Agreement (or their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

4.10 Severability.  If any term, provision, covenant or restriction of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Notwithstanding the foregoing, upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

4.11 Specific Performance.  The parties hereto acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor.  Accordingly, the parties hereto acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled in Law or in equity.  Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity.  Any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such order or injunction.

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4.12 Capacity as Stockholder.  Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of Seller and not in such Stockholder’s capacity as a director, officer or employee of Seller or any of its Subsidiaries or in such Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust.  Nothing herein shall in any way restrict a director or officer of Seller in the exercise of his or her fiduciary duties as a director or officer of Seller or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of Seller or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

[Signature pages follow]

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IN WITNESS WHEREOF, Buyer and the Stockholders have caused this Agreement to be duly executed and delivered as of the date first written above.

ECOLAB INC.

By:	/s/ Douglas M. Baker, Jr.
Name	Douglas M. Baker, Jr.
Title	Chief Executive Officer

[Signature page to Voting and Support Agreement]

STOCKHOLDERS
/s/ Joseph Burke
Name: Joseph Burke
Address:	4725 Piedmont Row Drive
Suite 400
Charlotte, NC 28210

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

/s/ Richard L. Handley
Name: Richard L. Handley
Address:	450 E. Las Olas Blvd., Suite 1500
Fort Lauderdale, FL 33301

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

/s/ Harris W. Hudson
Name: Harris W. Hudson
Address:	4725 Piedmont Row Drive
Suite 400
Charlotte, NC 28210

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

/s/ William M. Pierce
Name: William M. Pierce
Address:	4725 Piedmont Row Drive
Suite 400
Charlotte, NC 28210

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

/s/ William D. Pruitt
Name: William D. Pruitt
Address:	4725 Piedmont Row Drive
Suite 400
Charlotte, NC 28210

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

/s/ David Prussky
Name: David Prussky
Address:	4725 Piedmont Row Drive
Suite 400
Charlotte, NC 28210

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

/s/ William T. Nanovsky
Name: William T. Nanovsky
Address:	4725 Piedmont Row Drive
Suite 400
Charlotte, NC 28210

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

/s/ Blake Thompson
Name: Blake Thompson
Address:	4725 Piedmont Row Drive
Suite 400
Charlotte, NC 28210

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

/s/ Linda Wilson-Ingram
Name: Linda Wilson-Ingram
Address:	4725 Piedmont Row Drive
Suite 400
Charlotte, NC 28210

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

/s/ H. Wayne Huizenga
Name: H. Wayne Huizenga
Address:	450 E. Las Olas Blvd., Suite 1500
Fort Lauderdale, FL 33301

Facsimile:
Email:

[Signature page to Voting and Support Agreement]

Schedule A

Stockholder	Common Stock	Securities of Seller other than Common Stock
Joseph Burke	0	16,037 Restricted Stock Units (RSUs)
Richard L. Handley	57,790	16,028 Restricted Stock Units (RSUs)
Harris W. Hudson	103,368	15,720 Restricted Stock Units (RSUs)
William M. Pierce	57,790	6,569 Restricted Stock Units (RSUs) 30,000 Stock Options
William M. Pruitt	1,443	15,721 Restricted Stock Units (RSUs)
David Prussky	24,300	15,455 Restricted Stock Units (RSUs)
William T. Nanovsky	0	31,500 Stock Options
Blake Thompson	15,500	64,527 Stock Options
Linda C. Wilson-Ingram	0	17,500 Stock Options
H. Wayne Huizenga	2,420,779	2,473 Restricted Stock Units (RSUs)